Taxes - Additional information (Details) - USD ($)	12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2018
Taxes
Corporate income tax at a statutory rate	25.00%	25.00%	25.00%
Net income exempt from income tax	$ 3,840,000	$ 3,590,000	$ 3,880,000
Tax savings from tax break	$ 960,097	$ 898,597	$ 970,796
Per share effect of the tax exemption	$ 0.06	$ 0.08	$ 0.09
Cumulative net operating loss	$ 797,000	$ 570,000
Valuation allowance	$ 199,342	$ 142,395